INVESTOR PRESENTATION May 2023

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, Montana, and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2023 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward- looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 An Emerging High Performing Institution Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming, California and Montana Company Highlights Competitive Advantage (as of 3/31/23) ▪ Assets: $2.97 billion ▪ Total Loans: $2.47 billion ▪ Total Deposits: $2.39 billion ▪ AUM: $6.38 billion (for the year ending 12/31/22) ▪ Loan Growth: 26.7% ▪ Deposit Growth: 9.0% ▪ Asset Growth: 13.4% ▪ TBV/Share(1) Growth: 10.7% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits both clients and First Western ▪ Local boutique private trust bank offices with central product experts (1) See Non-GAAP reconciliation CA MT AZ WY CO Office Locations

4 Investment Highlights Proven Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum ▪ Significant revenue growth driving improved operating leverage and higher profitability ▪ TBV/share(1) increased 25% in 2020, 21% in 2021, and 11% in 2022 ▪ Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term ▪ Highly aligned with shareholder interests as insiders own ~18% of total shares outstanding(2) ▪ Discounted valuation trading at just 0.7x TBV/share(3) High Insider Ownership and Discounted Valuation ▪ Track record of combining organic growth and market expansion with accretive acquisitions to enhance franchise value ▪ Total assets up 58% in 2020, 28% in 2021, and 13% in 2022 with substantial increases in revenue and EPS ▪ Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base ▪ Rapidly growing institution operating in high growth markets ▪ Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 76% of total deposits ▪ Conservative underwriting and affluent client base results in exceptional asset quality with minimal credit losses (1) See Non-GAAP reconciliation (2) Represents beneficial ownership as defined by the Proxy Statement (3) As of May 11, 2023

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2022 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust organic balance sheet growth ▪ Accretive acquisitions ▪ Market expansion ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation Adjusted Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $18.85 $19.87 $20.25 $20.65 $21.35 $21.99 $22.41 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 MYFW TBV/Share 6 Consistent Value Creation (1) See Non-GAAP reconciliation (2) Excludes a $0.56 decrease as a result of the adoption of CECL on January 1, 2023 TBV/Share(1) Up 144% Since July 2018 IPO (2)

Franchise Overview 7

8 Great Markets, Scarce Investment Opportunity ▪ Ranked among states with highest GDP growth ▪ Strong job and population growth ▪ Experiencing significant in-migration ▪ Attractive demographics with large amount of high net worth individuals that utilize private banking and investment management services ▪ Favorable tax laws for trusts and estates that attract wealthy individuals As of March 31, 2023 Current Ownership Total Assets ($bn) FirstBank Private 28.8 NBH Bank Public (NYSE: NBHC) 9.9 Sunflower Bank Private 7.6 Bank of Colorado Private (Sub. Of Pinnacle Bancorp-NE) 6.7 Alpine Bank Private 6.6 ANB Bank Private 3.1 First Western Trust Bank Public (Nasdaq: MYFW) 3.0 Denver, CO 45% Phoenix, AZ 12% Fort Collins, CO 12% Boulder, CO 10% Other 4% Rock Springs, WY 4% Glenwood Springs, CO 3% Jackson, WY 10% Deposits by State Colorado 70% Wyoming 18% Arizona 12% MSA State Market Share Projected % Change in HHI (2021-2026) (2) Denver-Aurora-Lakewood CO 0.77 11.00 Fort Collins CO 2.20 13.45 Phoenix-Mesa-Scottsdale AZ 0.15 13.18 Boulder CO 1.45 11.41 Jackson WY/ID 4.80 8.50 Glenwood Springs CO 1.66 8.82 National Average 9.01 (1) Source: S&P Capital IQ as of 06/30/2022 (2) Percentage growth in household income (HHI). Characteristics of First Western Markets Deposits by MSA (1) MYFW is 2nd Largest Publicly Held CO Chartered Bank Small Market Share Provides Large Growth Opportunity

9 MYFW: Our Five Core Strengths Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors ▪ Niche-focused franchise headquartered in Denver, Colorado ▪ Well-positioned in many attractive markets in Arizona, California, Colorado, Montana, and Wyoming ▪ Specialized central expertise to compete with siloed national, regional firms ▪ Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates ▪ Strong profit center margins at maturity, growth opportunities in current and new markets ▪ Revenue growth over long-term in both fee income and net interest income, with neutral balance sheet ▪ Scalable, leverageable high fixed cost, low variable cost Product and Support Centers ▪ Operating expense investment already in place for growth and expansion ▪ Primarily recurring trust and investment management (“TIM”) fees ▪ Low risk, “sticky” wealth/trust business with comprehensive product offering ▪ Multiple entry points with ConnectView® – proprietary review process to service, cross-sell ▪ At critical mass but small market share, many current and new market opportunities ▪ Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition ▪ Few large Colorado bank alternatives for investors and clients, creating lift-out opportunities ▪ Attractive revenue and earnings growth story trading at discounted valuation ▪ Executives are major bank/professional firm trained, with deep relationships in communities ▪ Achieved growth through business and economic cycles, capital constraints ▪ Healthy relationship with all regulators with strong risk management culture ▪ CEO with proven track record for creating value in previous bank ownership

▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ Customized treasury management products and services 10 Cross-Selling a Diverse Set of Products and Services Commercial Banking ▪ Fiduciary wealth management with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services ▪ Provide a broad range of asset and sub asset classes, with automated tax and basis management ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts ▪ Wealth planning with specialized services (e.g. philanthropic) ▪ Proprietary ConnectView® approach, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance ▪ Mortgage banking specializing in purchase money, high net worth lending ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Targeted portfolio lending and secondary sales ▪ Retirement plan consultants partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education Retirement / 401(k) Plan Consulting Residential Mortgage Lending Wealth Planning Investment Management Trust Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

$54.3 $55.2 $57.8 $64.3 $97.3 $96.2 $112.2 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Net Interest Income Non-Interest Income, excluding net gain/(loss) on sale of securities and assets 11 High Quality Revenues with Predictable Sources of Recurring Income Net Interest Income $83.2 74% Mortgage $5.3 5% Bank Fees $2.7 2% Insurance $1.2 1% Other $0.9 1% Trust & Advisory $18.9 17% ($ in millions) Note: As of or for the period ended December 31, 2022. Totals may not add up due to rounding. ($ in millions) FY 2022 Revenue Mix Gross Revenue(1) (1) See Non-GAAP reconciliation

12 Private Bank Model Generates Strong Fee Income 5-Year Average: More than 40% of Operating Revenue Generated by Fee Income 59.4% 43.3% 37.4% 35.1% 30.9% 28.5% 27.8% 27.7% 26.3% 25.7% 19.5% 17.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ALRS MYFW UMBF WASH PGC UVSP CATC SYBT CFR TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Source: S&P Capital IQ (2018-2022)

Driving Profitable Growth 13

14 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY(4) ▪ Phoenix, AZ 2016 – 2020 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO(2) ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank O ff ic e O p e n in g s A cq u is it io n s 2002 2023 3 5 6 9 12 10 16 12 # #Total Acquisitions Total Offices 18 13 2021 - 2022 (1) ▪ Teton Financial Services, Inc. 2021 - 2022 (5) ▪ Jackson Hole, WY(1) ▪ Pinedale, WY(1) ▪ Rock Springs, WY(1) ▪ Bozeman, MT ▪ Phoenix, AZ(3) (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022 (2) Lone Tree branch closed in 2Q2022 (3) Phoenix loan production office opened in 4Q2022 (4) Laramie trust office closed 1Q2023

15 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 3Q21 ▪ Added team to focus on Bozeman, MT market in 2Q21 ▪ Added teams to expand presence in Arizona in 2022 Execute on revenue synergies from Teton acquisition ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross-sell MYFW’s larger offering of trust and wealth management products to new client base ▪ Continue adding banking talent to further accelerate market share gains in Wyoming Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

16 Recent M&A Transactions Branch Purchase and Assumption Whole Bank Acquisition ▪ Closed on May 18, 2020 ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ▪ Assumed $63 million in deposits and $120 million in loans related to the acquired locations ▪ Added scale, an attractive client base, and commercial banking talent Transaction Overview Financial Impact ▪ Mid-teens earnings accretion in 2021 Transaction Overview ▪ Closed on December 31, 2021 ▪ Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank ▪ Expanded First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model ▪ Added $379 million in deposits and $252 million in loans ▪ Added scale and improves operating efficiencies Financial Impact ▪ High single-digit earnings accretion in 2022 ▪ Immediately accretive to TBV/share upon closing ▪ Added low-cost deposits and higher-yielding loans that will positively impact net interest margin

17 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continued with acquisition of Teton Financial Services ▪ Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Arizona (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/22) $1,238.5 $885.1 $234.7(1) $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Loans HFI Deposits Organic Growth Acquisition 148% Increase in Loans HFI 121% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2022 following payoffs/paydowns since the loans were acquired.

18 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $561.2 $918.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2016 2017 2018 2019 2020 2021 2022 $44.0 $62.2 $121.6 $149.0 $467.9 $206.6 $199.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 2021 2022 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions)(in millions) New Loan Production(1) Net Deposit Growth(2)

19 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 88.2% 85.4% 80.6% 59.8% 66.6% 69.2% 50.0% 60.0% 70.0% 80.0% 90.0% 2017 2018 2019 2020 2021 2022 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

20 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term Wealth Management Segment Diluted Pre-Tax Earnings Per Share(1)

Recent Financial Trends 21

22 Overview of 1Q23 1Q23 Earnings Stable Balance Sheet • Strong relationship deposits with below peer level of uninsured deposits $891.5 million(2) or 37.3% in 1Q23 • $1.5 billion of readily available liquidity funding sources as of 1Q23 • Low amount of held-to-maturity securities at 2.7% of total assets, unrecognized losses of less than 3% of total Shareholders' Equity • Continued strong credit quality with immaterial losses • Minimal CRE exposure to non-owner occupied office space • Diverse client base with no single industry concentration Strong Fundamentals • Higher level of cash being held to temporarily increase balance sheet liquidity and flexibility • Total deposits increased during the months of February and March • Average Interest-bearing deposits up 14% from 4Q22 and average total deposit balances up 5% in 1Q23 • Disposition of non-relationship loans impacted loan growth in 1Q23, but improved risk profile of loan portfolio and positively impacted capital and liquidity • Net income available to common shareholders of $3.8 million, or $0.39 per diluted share • Pre-tax, pre-provision net income of $4.9 million(1) 1. See Non-GAAP Reconciliation 2. Calculated based off of uninsured deposits divided by total deposits.

23 Net Income Available to Common Shareholders and Earnings per Share • Net income of $3.8 million, or $0.39 diluted earnings per share, in 1Q23 • Continued profitability and prudent balance sheet management resulted in book value and tangible book value per share(1) increasing by 6.5% and 7.9%, respectively, from 1Q22, including a $0.56 per share reduction in equity as a result of the adoption of CECL in the first quarter Net Income Available to Common Shareholders Diluted Earnings per Share 1. See Non-GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) (1) (1)

24 Loan Portfolio • Total loans held for investment decreased $1.1 million from prior quarter • Total loans impacted by disposition of $40.9 million of non- relationship loans • Average rate on new loan production increased by 125 bps from prior quarter 1Q 2022 4Q 2022 1Q 2023 Cash, Securities and Other $ 235,221 $ 165,670 $ 157,308 Consumer and Other(2) 36,590 49,954 43,235 Construction and Development 151,651 288,497 283,999 1-4 Family Residential 602,412 898,154 889,782 Non-Owner Occupied CRE 455,715 496,776 536,679 Owner Occupied CRE 212,401 216,056 223,449 Commercial and Industrial 237,144 361,028 340,632 Total Loans HFI $ 1,931,134 $ 2,476,135 $ 2,475,084 Loans held-for-sale (HFS) $ 33,663 10,804(3) $ 9,873 Total Loans $ 1,964,797 $ 2,486,939 $ 2,484,957 1. Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount) and fair value adjustments on loans accounted for under the fair value option. 2. Includes loans held for investment accounted for under fair value option of $21.1 million, $23.4 million, and $6.4 million as of March 31, 2023, December 31, 2022 and March 31, 2022, respectively. 3. Includes $2.0 million loans held for sale that are not Mortgage loans held for sale as of December 31, 2022. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) Average Period End

CRE Loan Portfolio Characteristics • Conservatively underwritten, well diversified CRE loan portfolio • Multi Family comprise the largest percentage at 16.3% of total CRE loans ($123.7 million) and 5.0% of total loan portfolio • Office CRE loans represent just 11.1% of total CRE loans and 3.4% of total loans ◦ No exposure to major metropolitan areas including downtown Denver ◦ No exposure to buildings over seven stories ◦ Majority of properties are located in suburban areas with tenants in recession resistant industries like medical practices ◦ Average loan size of $2.3 million ◦ No losses on office CRE loans over past 10 years ◦ Minimal amount of office CRE loans maturing through the end of 2024 • Portfolio management includes review of current cash flows, vacancy rates, and rental rates, at least once per year 25

26 Total Deposits • Average Interest-bearing deposits up 14% from 4Q22 and average total deposit balances up 5% in 1Q23 • Total deposits declined $71 million in January primarily due to client liquidity events, followed by net deposit inflows of $29 million in February and $29 million in March • Limited migration of noninterest-bearing deposits into interest-bearing categories as clients seek higher rates • Time deposits added to lock-in fixed rate funding and help improve ability to manage funding costs going forward 1Q 2022 4Q 2022 1Q 2023 Money market deposit accounts $ 1,108,315 $ 1,336,092 $ 1,277,988 Time deposits 156,678 224,090 354,545 NOW 319,678 234,778 192,011 Savings accounts 33,070 27,177 22,319 Noninterest-bearing accounts 654,401 583,092 545,064 Total Deposits $ 2,272,142 $ 2,405,229 $ 2,391,927 Deposit Portfolio Composition Total Deposits Average Period End

27 Trust and Investment Management • Total assets under management increased $275.1 million from December 31, 2022 to $6.38 billion as of March 31, 2023 • Client accounts benefited from improved market conditions in the first quarter • All five product categories increased quarter-over-quarter (in millions, as of quarter end) Total Assets Under Management

1. See Non-GAAP reconciliation Gross Revenue • Gross revenue(1) declined 10.1% from prior quarter, primarily driven by an increase in the cost of interest- bearing liabilities, partially offset by growth in interest-earning assets • Net interest income up $1.1 million or 5.8% from 1Q22 • Non-interest income down $2.6 million or 30.6% from 1Q22 1Q23 Gross Revenue(1) Gross Revenue(1) 28

29 Net Interest Income and Net Interest Margin • Net interest income decreased to $19.6 million, or 10.4%, from $21.8 million in 4Q22, but increased 5.8% from $18.5 million in 1Q22 • Interest income up $14.8 million or 74.6% compared to 1Q22. Interest expense increased $13.8 million or 997% • Net interest income decreased from 4Q22 due to higher interest expense driven primarily by higher deposit costs, offset partially by higher interest income • Net interest margin decreased 37 bps to 2.93%, primarily due to an 80 basis point increase in average cost of deposits, driven by a rising rate environment and a highly competitive deposit market (in thousands) 1. See Non-GAAP reconciliation Net Interest Income Net Interest Margin

30 Non-Interest Income • Non-interest income decreased 11.3% from 4Q22, primarily due to seasonally lower risk management and insurance fees • Trust and Investment Management fees increased 6.4% from 4Q22 • Net gain on mortgage loans decreased from 1Q22 but increased from 4Q22 as the impact of loan production from expanded Arizona team more than offset seasonally slower production in Colorado • Volume of locks on mortgage loans originated for sale increased 41% from the prior quarter, with 96% of the originations being purchase loans (in thousands)(in thousands) Total Non-Interest Income Trust and Investment Management Fees

31 Non-Interest Expense and Efficiency Ratio • Non-interest expense increased 3.1% from 4Q22 • Increase primarily due to an increase in Salary and employee benefits, driven by the seasonality of payroll taxes in addition to lower deferred compensation due to fewer loan originations, partially offset by a decrease in technology and marketing expense • Headcount reduced by 22 FTE from 4Q22 to 1Q23 • Increase in FDIC insurance due to the FDIC's two basis point uniform increase in assessment rates and the Company's increase in total assets • Organizational-wide review of expense levels resulted in additional cost savings that are expected to keep non-interest expenses in the range of $19 million to $20 million for the remainder of 2023 (1) 1. See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) (1)(1) ((1) (1) (1)

32 Asset Quality • CECL accounting standard adopted on January 1, 2023 with ACL/Total Loans of 84 bps and 47 bps coverage on off-balance sheet commitments. Total decrease to retained earnings of $5.3 million, net of tax impact ◦ Provision related to purchased loans upon adoption totaled $2.5 million • ACL/ Total Adjusted Loans(1) is 0.81% as of 1Q23 • $0.3 million release to provision for credit losses related to changes in volume and composition of loan portfolio, partially offset by increased provision on off-balance sheet commitments due to increased unfunded balances • Continue to experience immaterial amounts of credit losses Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans 1. Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation

33 Capital and Liquidity Overview Liquidity Funding Sources (as of 3/31/23) 1. See Non-GAAP reconciliation 2. Based on internal policy guidelines Consolidated Capital Ratios (as of 3/31/23) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $293,570 Unpledged Investment Securities 22,019 Borrowed Funds: Secured: FHLB Available 716,956 FRB Available 329 Other: Brokered Remaining Capacity 394,480(2) Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $1,456,354 Loan to Deposit Ratio 103.2%

Creating Additional Shareholder Value 34

35 Near-Term Outlook • Prudent risk management will remain top priority while economic uncertainty remains, which will impact level of profitability in short term • We expect strength of balance sheet will enable First Western to capitalize on current turmoil in banking industry to add new clients and talent looking to move to a stronger financial institution • Reorganization of offices will enable senior leadership to devote more time to business development • Continued focus on disciplined expense control to realize more operating leverage • As during the pandemic, First Western is well positioned to be a source of strength and stability, capitalize on opportunities to add new clients, and generate continued long-term profitable growth that will create value for shareholders • Completed operating expense review in April that will reduce ongoing costs by 6.9% or $1.4 million per quarter vs. 1Q23 expenses

36 Long-Term Goals to Drive Shareholder Value ▪ Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ▪ Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results ▪ Emphasizing our differentiation in marketplace ▪ Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ▪ ~50 offices – infill and adjacent ▪ Maturing at $8 million in revenue per office through growing 20% ▪ 75% contribution margin per office at maturity, then growing ▪ Building footprint, scale and operating leverage with M&A ▪ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ▪ Enhancing wealth management platform ▪ Upgrade omnichannel client experience ▪ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

MYFW’s core strengths provide the foundation for driving shareholder value 37 A Unique and Attractive Investment Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors

Appendix 38

Organizational Overview 39

Name Title Joined FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 2002 35 ▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation Julie A. Courkamp Chief Financial Officer and Chief Operating Officer, Director & Treasurer 2006 22 ▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology, Operations and Human Resources John E. Sawyer Chief Investment Officer 2017 29 ▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets Matt Cassell Chief Banking Officer 2020 25 ▪ Colorado Market President, Simmons Bank ▪ President-Colorado, Bank SNB ▪ Market President, Community Banks of Colorado Scott J. Lawley Chief Credit Officer 2018 35 ▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank 40 Team: Ready to Take MYFW to the Next Level

Name Director Since Primary Business Scott C. Wylie 2002 ▪ First Western Financial, Inc. Julie A. Caponi, CPA 2017 ▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE) Julie A. Courkamp 2021 ▪ First Western Financial, Inc. David R. Duncan 2011 ▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader Thomas A. Gart 2013 ▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries Patrick H. Hamill 2004 ▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise Luke A. Latimer 2015 ▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board Scott C. Mitchell 2021 ▪ President, U.S. Engineering, Metalworks ▪ President of several successful manufacturing companies ▪ Six Sigma Master Black Belt Eric D. Sipf, CPA(1) 2003 ▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A Mark L. Smith 2002 ▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA 2004 ▪ Family Office Executive ▪ Corporate leadership, board, and investment management 41 MYFW’s Sophisticated Board of Directors (1) CPA license inactive.

Working as a team to grow relationships 42 Integrated Team Approach in Boutique Offices President Private Bankers Lenders Portfolio Managers Wealth Advisor Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView®

43 Organizational Structure Built for Scale Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Rock Springs, WY ▪ Pinedale, WY ▪ Scottsdale, AZ ▪ Broomfield, CO ▪ Phoenix, AZ ▪ Vail Valley, Avon, CO Loan Production Offices: ▪ Bozeman, MT ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Phoenix, AZ Trust Offices: ▪ Century City, CA ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management First Western Profit Centers Product Groups Support Centers ▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

Non-GAAP Reconciliations 44

45 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 Total income before non-interest expense $53,394 $54,501 $57,602 $63,997 $92,615 $95,408 $107,934 Less: Unrealized gains/(losses) recognized on equity securities - - (15) 21 15 (21) 342 Less: net gain/(loss) on loans accounted for under the fair value option - - - - - - (891) Less: Net gain on equity interests 114 81 - 119 - 489 7 Less: Net gain on sale of assets - - - 183 - - - Less: Net gain on loans held for sale - - - - - - (12) Plus: Provision for credit loss 985 788 180 662 4,682 1,230 3,682 Gross revenue $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 $112,170 Consolidated Adjusted Pre-tax, Pre- provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 Net Income before income tax, as reported $3,571 $5,007 $7,422 $10,192 $33,063 $27,280 $28,828 Plus: Provision for loan losses 985 788 180 662 4,682 1,230 3,682 Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $37,745 $28,510 $32,510 Plus: Acquisition related expenses - - - - 684 4,101 1,223 Adjusted Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 Diluted Pre-Tax Earnings Per Share For the Twelve Months ended December 31, (Dollars in thousands) 2018 2019 2020 2021 2022 Non-Mortgage income before income tax $8,664 $6,152 $12,086 $21,378 $31,139 Plus: Acquisition-related expenses - - 684 4,101 1,223 Mortgage income before income tax (1,242) 4,040 20,978 5,902 (2,311) Less: Income tax expense including acquisition tax effect 1,775 2,183 8,705 7,673 7,432 Net income available to common shareholders $5,647 $8,009 $25,043 $23,708 $22,619 Diluted weighted average shares 5,586,620 7,914,961 7,961,904 8,235,178 9,713,623 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $1.55 $0.78 $1.60 $3.09 $3.33 Consolidated Diluted Pre-Tax Earnings Per Share $1.33 $1.29 $4.24 $3.81 $3.09

46 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 Non-interest expense $49,823 $49,494 $50,182 $53,806 $59,552 $68,128 $79,106 Less: Amortization 747 784 831 374 14 17 308 Less: Acquisition related expenses - - - - 684 4,101 1,223 Less: Goodwill impairment - - - 1,572 - - - Less: Provision on other real estate owned - - - - 176 - - Less: Loss on assets held for sale - - - - 553 - - Plus: Gain on sale of LA fixed income team - - - - 62 - - Adjusted non-interest expense $49,076 $48,710 $49,351 $51,860 $58,187 $64,010 $77,575 Net interest income $24,457 $27,576 $30,624 $32,061 $46,102 $56,509 $83,204 Non-interest income 29,922 27,713 27,158 32,598 51,195 40,129 28,412 Less: Unrealized gains/(losses) recognized on equity securities - - (15) 21 15 (21) 342 Less: net gain/(loss) on loans accounted for under the fair value option - - - - - - (891) Less: Net gain on equity interests 114 81 - 119 - 489 7 Less: Net gain on sale of assets - - - 183 - - - Less: Net gain on loans held for sale - - - - - - (12) Total income $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 $112,170 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 59.8% 66.6% 69.2%

47 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 March 31, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $239,822 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 32,040 Intangibles held for sale(1) - 3,553 - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 207,782 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,507,564 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $21.85 Net income available to common shareholders $3,820 Return on tangible common equity (annualized) 7.35% 1. Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2021 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Non-interest expense $19,358 $20,583 $19,260 $19,905 $20,528 Less: amortization 77 77 77 77 64 Less: acquisition related expenses 527 347 154 195 37 Adjusted non-interest expense $18,754 $20,159 $19,029 $19,633 $20,427 Net interest income $18,495 $20,152 $22,906 $21,842 $19,560 Non-interest income 8,389 6,926 6,345 6,561 5,819 Less: unrealized gains/(losses) recognized on equity securities (32) 299 75 - 10 Less: net gain/(loss) on loans accounted for under the fair value option - (155) (134) (602) (543) Less: Net gain on equity interests 1 - 6 - - Less: Net (loss)/gain on loans held for sale at fair value - - - (12) (178) Adjusted non-interest income 8,420 6,782 6,398 7,175 6,530 Total income $26,915 $26,934 $29,304 $29,017 $26,090 Efficiency ratio 69.68% 74.85% 64.94% 67.66% 78.29%

48 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Total income before non-interest expense $24,156 $25,282 $26,555 $26,623 $25,092 Less: unrealized gains/(losses) recognized on equity securities (32) 299 75 - 10 Less: net gain/(loss) on loans accounted for under the fair value option - (155) (134) (602) (543) Less: net gain on equity interests 1 - 6 - - Less: net (loss)/gain on loans held for sale at fair value - - - (12) (178) Plus: provision for credit losses 210 519 1,756 1,197 (310) Gross revenue $24,397 $25,657 $28,364 $28,434 $25,493 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Total income before non-interest expense $2,518 $1,277 $940 $583 $597 Plus: provision for credit losses - - - - - Gross revenue $2,518 $1,277 $940 $583 $597 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Total income before non-interest expense $26,674 $26,559 $27,495 $27,206 $25,689 Less: unrealized gains/(losses) recognized on equity securities (32) 299 75 - 10 Less: net gain/(loss) on loans accounted for under the fair value option - (155) (134) (602) (543) Less: net gain on equity interests 1 - 6 - - Less: net (loss)/gain on loans held for sale at fair value - - - (12) (178) Plus: provision for credit losses 210 519 1,756 1,197 (310) Gross revenue $26,915 $26,934 $29,304 $29,017 $26,090 Gross Revenue excluding net gain on mortgage loans For the Three Months Ended, (Dollars in thousands) March 31, 2022 December 31, 2022 March 31, 2023 Gross revenue $26,915 $29,017 $26,090 Less: net gain on mortgage loans 2,303 775 1,019 Gross revenue excluding net gain on mortgage loans $24,612 $28,242 $25,071

49 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Net income available to common shareholders $5,524 $4,482 $6,221 $5,471 $3,820 Plus: acquisition related expense including tax impact 398 260 116 146 27 Adjusted net income to common shareholders $5,922 $4,742 $6,337 $5,617 $3,847 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Diluted earnings per share $0.57 $0.46 $0.64 $0.56 $0.39 Plus: acquisition related expenses including tax impact 0.04 0.03 0.02 0.02 0.00 Adjusted diluted earnings per share $0.61 $0.49 $0.66 $0.58 $0.39 Allowance for credit losses to adjusted loans As of (Dollars in thousands) March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 Total loans held for investment $1,931,134 $2,150,148 $2,354,898 $2,476,135 $2,475,084 Less: Acquired loans 323,563 287,623 248,573 234,717 - (1) Less: PPP loans 13,109 9,053 6,905 6,378 5,967 Less: Purchased loans accounted for under fair value 6.368 21,149 22,648 23,415 21,052 Loans excluding acquired and PPP 1,588,094 1,832,323 2,076,772 2,211,625 2,448,065 Allowance for credit losses 13,885 14,357 16,081 17,183 19,843 Allowance for credit losses to loans excluding PPP 0.87% 0.78% 0.77% 0.78% 0.81 % Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) March 31, 2022 December 31, 2022 March 31, 2023 Income before income taxes $7,316 $7,301 $5,161 Plus: provision for credit losses 210 1,197 (310) Pre-tax, pre-provision net income $7,526 $8,498 $4,851 1. Subsequent to the adoption of CECL on January 1, 2023, acquired loans are included in the Allowance for Credit Losses and therefore are no longer excluded from the total adjusted loan calculation.

50 Non-GAAP Reconciliation

51 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended March 31, 2022 For the Three Months Ended June 30, 2022 For the Three Months Ended September 30, 2022 For the Three Months Ended December 31, 2022 For the Three Months Ended March 31, 2023 (Dollars in thousands) Average Balance Interest Earned/Pai d Average Yield/Ra te Average Balance Interest Earned/Pai d Average Yield/Rat e Average Balance Interest Earned/Pai d Average Yield/Rat e Average Balance Interest Earned/Pai d Average Yield/Rat e Average Balance Interest Earned/Pai d Average Yield/Rat e Interest-bearing deposits in other financial institutions $475,942 $232 $321,673 $549 $101,824 $533 $103,190 $931 127,608 1,403 PPP adjustment 12,378 6 4,493 9 2,798 16 1,736 16 1,502 17 Investment securities 55,739 337 69,320 418 87,340 653 84,017 645 82,106 629 Correspondent bank stock 1,663 21 1,555 13 4,924 109 11,880 237 9,592 173 Loans 1,922,770 19,096 2,010,024 20,663 2,241,343 25,345 2,436,252 30,691 2,469,129 32,239 Loans HFS 22,699 191 19,389 229 11,531 157 9,065 146 18,020 268 PPP adjustment (30,481) (491) (13,385) (148) (9,026) (73) (7,350) (32) (6,470) (37) Purchase Accretion adjustment - (328) - (288) - 114 - (87) - (64) Adjusted total Interest- earning assets $2,460,710 $19,064 $2,413,069 $21,445 $2,443,734 $26,854 $2,638,790 $32,547 $2,701,487 34,628 Interest-bearing deposits 943 1,103 2,706 8,260 13,092 PPP adjustment - - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 39 28 666 1,916 1,386 PPP adjustment (16) (8) (3) (6) (5) Subordinated notes 400 361 362 486 674 Adjusted total interest- bearing liabilities 1,366 1,484 3,731 10,656 15,147 Net interest income 17,698 19,961 23,123 21,891 19,481 Adjusted net interest margin 2.92% 3.32% 3.84% 3.29% 2.92%